RIDGEWORTH FUNDS

Supplement dated April 26, 2017 to the

Summary Prospectus and Prospectus dated August 1, 2016 and the Statement of Additional Information dated

March 31, 2017, as each may be supplemented or revised

RidgeWorth Capital Innovations Global Resources and Infrastructure Fund

(the “Fund”)

The information in this supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and Statement of Additional Information.

On April 17, 2017, the Board of Trustees (the “Board”) of RidgeWorth Funds approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) relating to the proposed reorganization (the “Reorganization”) of the Fund, a series of RidgeWorth Funds, into a newly created series of Investment Managers Series Trust (“IMST”). The Reorganization is subject to the completion of certain conditions, including approval by shareholders of the Fund.

Under the Plan of Reorganization, the Fund would reorganize into a series of IMST (the “Acquiring Fund”) on or about June 30, 2017. Oak Ridge Investments, LLC (“Oak Ridge”) will replace RidgeWorth Capital Management LLC (“RidgeWorth”) as investment adviser. Capital Innovations, LLC will continue as subadviser to the Fund and provide day-to-day portfolio management. It is expected that the investment objective of the Fund and the Acquiring Fund will be the same and the investment strategies will be substantially similar.

RidgeWorth believes the Reorganization will benefit the Fund and its shareholders by offering them, among other things:

•	The continued ability to benefit from the experience of the same portfolio managers currently managing the Fund; and

•	Anticipated net total operating expenses for all classes of shares that, on a net basis under a contractual expense limitation agreement with Oak Ridge, are expected to be equal to or lower than current net operating expenses for a two-year period from the date of the Reorganization; and

•	Opportunities for increased asset growth and improved economies of scale, over the long term.

Proxy materials describing the Reorganization and the Board’s considerations in approving the proposal will be mailed to shareholders of record of the Fund in anticipation of a Special Meeting of Shareholders scheduled for June 28, 2017. As a result of the Reorganization, shareholders of the Fund would become shareholders of the Acquiring Fund and would receive shares of the Acquiring Fund equal in aggregate net asset value to the shares of the Fund held immediately prior to the Reorganization. If the Reorganization is approved by shareholders and consummated, Fund shareholders who do not wish to become shareholders of the Acquiring Fund may redeem shares of the Fund prior to the Reorganization.

The Reorganization may be terminated before the closing date of the Reorganization by action of either the Board or the Board of Trustees of IMST.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Fund or Acquiring Fund, nor is it a solicitation of any proxy.

Shareholders of the Fund are urged to read the Combined Proxy Statement and Prospectus when it becomes available as it will contain information with respect to the investment objective, strategies, risks, policies, charges, and expenses of the Acquiring Fund, as well as other important information about the Reorganization. For more information, shareholders can call RidgeWorth Funds at 1-888-784-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

RFSP – 181